UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2024

BUNGE GLOBAL SA

(Exact name of registrant as specified in its charter)

Switzerland	000-56607	98-1743397
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Route de Florissant 13,
1206 Geneva, Switzerland	N/A
(Address of registered office and principal executive offices)	(Zip Code)

1391 Timberlake Manor Parkway
Chesterfield, MO	63017
(Address of corporate headquarters)	(Zip Code)

(314) 292-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares, par value $0.01 per share	BG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Results of Early Participation in Exchange Offers and Consent Solicitations

On September 23, 2024, Bunge Global SA (“Bunge”) and Bunge Limited Finance Corp. (“BLFC”) announced the early participation results of their previously announced (i) offers to exchange (collectively, the “Exchange Offers”) any and all outstanding 2.000% Notes due 2026 (the “Existing Viterra 2026 Notes”), 4.900% Notes due 2027 (the “Existing Viterra 2027 Notes”), 3.200% Notes due 2031 (the “Existing Viterra 2031 Notes”), and 5.250% Notes due 2032 (the “Existing Viterra 2032 Notes”, and with the Existing Viterra 2026 Notes, the Existing Viterra 2027 Notes and the Existing Viterra 2031 Notes, collectively, the “Existing Viterra Notes”), each series as issued by Viterra Finance B.V. (“VFBV”) and guaranteed by Viterra Limited (“Viterra”) and Viterra B.V., for (1) up to $1.95 billion aggregate principal amount of new notes issued by BLFC and guaranteed by Bunge and (2) cash; and (ii) solicitations of consent (collectively, the “Consent Solicitations”), on behalf of VFBV, from eligible holders of the (i) Existing Viterra 2026 Notes and the Existing Viterra 2031 Notes to amend the VFBV base indenture dated April 21, 2021, governing the Existing Viterra 2026 Notes and the Existing Viterra 2031 Notes (the “Existing Viterra 2026 and 2031 Notes Indenture”); and (ii) Existing Viterra 2027 Notes and the Existing Viterra 2032 Notes to amend the VFBV base indenture dated April 21, 2022, governing the Existing Viterra 2027 Notes and the Existing Viterra 2032 Notes (the “Existing Viterra 2027 and 2032 Notes Indenture”, and with the Existing Viterra 2026 and 2031 Notes Indenture, each an “Existing Viterra Indenture” and collectively, the “Existing Viterra Indentures”), to among other things, eliminate certain of the covenants, restrictive provisions and events of default and modify or amend certain other provisions, including unconditionally releasing and discharging the guarantees by each of Viterra and Viterra B.V. (with respect to the corresponding Existing Viterra Indenture for that series and, together, as the context requires, the “Proposed Amendments”).

As of 5:00 p.m., New York City time, on September 20, 2024 (the “Early Tender Date”), BLFC has received consents from holders representing (i) 96.5% in principal amount of the Existing Viterra 2026 Notes and Existing Viterra 2031 Notes, voting as one class; and (ii) 97.6% in principal amount of the Existing Viterra 2027 Notes and Existing Viterra 2032 Notes, voting as one class. In accordance with the terms of the Existing Viterra Indentures and the confidential offering memorandum and consent solicitation statement, dated September 9, 2024, BLFC has received consents sufficient to amend the respective indentures governing the Existing Viterra Notes to unconditionally release and discharge the guarantees by each of Viterra and Viterra B.V.

On September 23, 2024, VFBV, Viterra and Viterra B.V. executed (i) a Supplemental Indenture to the Existing Viterra 2026 and 2031 Notes Indenture (the “Existing Viterra 2026 and 2031 Notes Supplemental Indenture”); and (ii) a Supplemental Indenture to the Existing Viterra 2027 and 2032 Notes Indenture (collectively, with the Existing Viterra 2026 and 2031 Notes Supplemental Indenture, each an “Existing Viterra Supplemental Indenture” and collectively, the “Existing Viterra Supplemental Indentures”) in order to effect the Proposed Amendments. The Existing Viterra Supplemental Indentures will become operative only upon the settlement date for the Exchange Offers and the Consent Solicitations, which is expected to be within two business days after the expiration date of the Exchange Offers of 5:00 p.m., New York City time, on October 7, 2024 (the “Expiration Date”).

To the extent the consummation of Bunge’s pending acquisition (the “Business Combination”) of Viterra is not anticipated to occur on or before the then-anticipated settlement date, for any reason, BLFC anticipates extending the Expiration Date until such time that the Business Combination may be consummated on or before the settlement date. During any extension of the Expiration Date, all Existing Viterra Notes previously tendered (and not validly withdrawn) in an extended Exchange Offer will remain subject to such Exchange Offer and may be accepted for exchange by BLFC.

A copy of the press release announcing the early participation results of the Exchange Offers and Consent Solicitations is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

This Form 8-K is not intended to and does not constitute an offer to sell or purchase, or the solicitation of an offer to sell or purchase, or the solicitation of any vote of approval or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "should," "could," "expect," "anticipate," "believe," "plan," "intend," "estimate," "continue" and similar expressions. These forward-looking statements, which include those related to BLFC’s ability to consummate the Exchange Offers and the Consent Solicitations, Bunge’s ability to generate sufficient cash flows to service debt and other obligations and ability to access capital, including debt or equity, and Bunge’s ability to achieve the benefits contemplated by the Exchange Offers and the Consent Solicitations, are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements, which are described in our Securities and Exchange Commission ("SEC") filings, including those set forth in the Risk Factors section and under the heading "Cautionary Statement Regarding Forward Looking Statements" in our most recently filed Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which we filed on February 22, 2024 and in our most recently filed Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, which we filed on August 1, 2024. You are cautioned not to place undue reliance on Bunge’s forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Bunge, dated September 23, 2024, related to the Exchange Offers and Consent Solicitations

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNGE GLOBAL SA

Date: September 23, 2024	By:	/s/ Lisa Ware-Alexander
Lisa Ware-Alexander
Secretary